Exhibit 10.4

April 3, 2009

T. J. Thom

Energy Partners, Ltd.

201 St. Charles Avenue, Suite 3400

New Orleans, Louisiana 70170

Re:	Credit Agreement dated as of April 23, 2007, among Energy Partners, Ltd., a Delaware corporation (the “Borrower”), Bank of America, N.A., as Administrative Agent, Collateral Agent, and L/C Issuer (the “Administrative Agent”) and the Lenders party thereto (the “Lenders”) (as amended, the “Credit Agreement”). Capitalized terms used in this letter shall have the meanings given to them in the Credit Agreement.

Dear Ms. Thom:

Background. The Borrower’s Borrowing Base was determined on March 11, 2009, pursuant to Section 2.15 of the Credit Agreement (the “Determination”). As a result of the Determination, the Borrowing Base Deficiency is currently in the amount of $38,000,000. In accordance with Section 2.05 of the Credit Agreement, on March 23, 2009, Borrower provided the Administrative Agent a plan to reduce the Borrowing Base Deficiency (the “Plan”). On March 24, 2009, the Administrative Agent, at the direction of the Lenders, notified the Borrower that the Plan was not approved. In accordance with Section 2.05, the Borrower has until April 3, 2009, to pay the Borrowing Base Deficiency in full (the “Borrowing Base Deficiency Payment”).

Requested Consent. The Borrower requests that the due date for the Borrowing Base Deficiency Payment be extended until April 14, 2009 (the “Payment Extension”). Section 10.01 of the Credit Agreement permits the Borrowing Base Deficiency Payment to be extended upon the written consent of the Required Lenders.

Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that (a) this consent agreement (this “Agreement”) is a Loan Document under the Credit Agreement and constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any Debtor Relief Laws), (b) the execution, delivery and performance by the Borrower and each other Loan Party of this Agreement, and the consummation of the transactions contemplated thereby, do not and will not (i) require any consent, approval or license not already obtained, (ii) violate any applicable Law, or (iii) conflict with, result in a breach of, or constitute a default under the organizational and governance documents of the Borrower or any other Loan Party, or under any material license, indenture, agreement or other instrument, to which the Borrower or any other Loan Party is a party or beneficiary of, or by its collateral may be bound, (c) except as otherwise disclosed to the Administrative Agent and the

Lenders, there has been no change, occurrence or development that has had a Material Adverse Effect, and (d) the Credit Agreement, as affected by this Agreement, and the other Loan Documents remain in full force and effect and are hereby reaffirmed.

Acknowledgement of Existing Defaults. Borrower acknowledges and agrees that certain Defaults have occurred as disclosed to the Administrative Agent (“Existing Defaults”). Borrower further acknowledges and agrees that the Administrative Agent’s and each Required Lender’s execution of this Agreement is not a waiver of or forbearance in any manner with respect to the Existing Defaults and as such, the Administrative Agent and each Lender has all rights and remedies afforded to them under the Loan Documents, at Law or in equity, and nothing contained herein shall prohibit or affect the Administrative Agent or any Lender in exercising such rights and remedies.

Consent. Notwithstanding anything to the contrary in the Credit Agreement and subject to the effectiveness of this Agreement, the Required Lenders hereby consent to and expressly permit the Payment Extension subject to the conditions that (a) except for the Existing Defaults, all conditions, obligations and covenants of the Borrower and each other Loan Party under the Credit Agreement, the other Loan Documents and herein are and shall continue to be complied with, and (b) each representation and warranty contained herein shall be true and correct on the date hereof.

Conditions Precedent. This Agreement shall not be effective until the Administrative Agent shall have received counterparts of this Agreement executed by the Borrower, each other Loan Party, the Administrative Agent and the Required Lenders.

Release. As a material part of the consideration for the Administrative Agent and the Required Lenders entering into this Agreement, Borrower and each Loan Party signing this Agreement (collectively “Releasor”) agree as follows (the “Release Provision”):

(a) Releasor hereby releases and forever discharges the Administrative Agent and each Lender and the Administrative Agent’s and each Lender’s predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as “Lender Group”) jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever occurring prior to the date hereof and relating to any of the Loan Documents or the transactions contemplated thereby, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at Law or in equity, presently possessed, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, presently accrued, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted (“Claims”), which Releasor may have or claim to have against any of Lender Group; except, as to any member of Lender Group, to the extent that any such Claims results from any of gross negligence or willful misconduct of that member.

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(b) Releasor agrees not to sue any of Lender Group or in any way assist any other person or entity in suing Lender Group with respect to any claim released herein. The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

(c) Releasor acknowledges, warrants, and represents to Lender Group that:

(i) Releasor has read and understands the effect of the Release Provision. Releasor has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasor has read and considered the Release Provision and advised Releasor to execute the same. Before execution of this Agreement, Releasor has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii) Releasor is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Releasor acknowledges that Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii) Releasor has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

(iv) Releasor is the sole owner of the claims released by the Release Provision, and Releasor has not heretofore conveyed or assigned any interest in any such claims to any other person or entity.

(d) Releasor understands that the Release Provision was a material consideration in the agreement of the Administrative Agent and each Required Lender to enter into this Agreement.

(e) It is the express intent of Releasor that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of Lender Group so as to foreclose forever the assertion by Releasor of any claims released hereby against Lender Group.

(f) If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

Counterparts. This Agreement may be executed in any number of counterparts by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Telecopies of signatures shall be binding and effective as originals.

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Not a Waiver. Nothing contained in this Agreement shall be construed as a waiver of any Event of Default or a consent to any action or inaction by the Borrower or any other Loan Party, other than as expressed by the terms herein nor shall it be construed as a course of dealing or conduct on the part of the Administrative Agent or any Lender. All rights and remedies now or hereafter available to the Administrative Agent or any Lender are hereby reserved.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of the Page Intentionally Left Blank.

Signature Pages to Follow.]

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ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kathleen M. Carry
Name:	Kathleen M. Carry
Title:	Vice President

Signature Page to Consent Agreement

BANK OF AMERICA, N.A., as a Lender, Collateral Agent and L/C Issuer

By:	/s/ Tyler D. Levings
Name:	Tyler D. Levings
Title:	Senior Vice President

Signature Page to Consent Agreement

BANK OF MONTREAL, as a Lender

By:
Name:
Title:

Signature Page to Consent Agreement

BNP PARIBAS, as a Lender

By:	/s/ Amy Kirshner
Name:	Amy Kirshner
Title:	Managing Director

By:	/s/ Albert A. Young, Jr.
Name:	Albert A. Young, Jr.
Title:	Managing Director

Signature Page to Consent Agreement

CALYON NEW YORK BRANCH, as a Lender

By:
Name:
Title:

Signature Page to Consent Agreement

FORTIS CAPITAL CORP., as a Lender

By:
Name:
Title:

Signature Page to Consent Agreement

JPMORGAN CHASE BANK NA, as a Lender

By:	/s/ John Runger
Name:	John Runger
Title:	Managing Director

Exhibit C to Consent Agreement

BANK OF NOVA SCOTIA, as a Lender

By:
Name:
Title:

Signature Page to Consent Agreement

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Kevin C. Joyce
Name:	Kevin C. Joyce
Title:	Vice President

Signature Page to Consent Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Monte E. Deckerd
Name:	Monte E. Deckerd
Title:	Senior Vice President

Signature Page to Consent Agreement

ACKNOWLEDGED AND AGREED:

BORROWER:

ENERGY PARTNERS, LTD.

By:	/s/ T. J. Thom
Name:	T. J. Thom
Title:	Vice President—Treasurer

Signature Page to Consent Agreement

Each Loan Party (a) consents and agrees to the terms of this Agreement and all other Loan Documents executed in connection therewith, (b) affirms that nothing contained in this Agreement shall modify in any respect whatsoever its obligations under the Guarantee and Collateral Agreement, (c) agrees that the “Obligations” as defined in the Guarantee and Collateral Agreement shall include without limitation, the indebtedness and obligations of the Borrower and the Loan Parties under the Loan Documents, including the Credit Agreement as amended hereby, and (d) agrees that the Guarantee and Collateral Agreement remains in full force and effect, continues to be legal, valid, binding, and enforceable in accordance with its terms, and that such Guarantee and Collateral Agreement guarantees the repayment of the Obligations, and all renewals, extensions, and modifications thereof, in accordance with, and to the extent of, the terms of the Guarantee and Collateral Agreement.

EPL OF LOUISIANA, L.L.C., a Louisiana limited liability company

By:	/s/ T. J. Thom
T. J. Thom, Vice President – Treasurer

DELAWARE EPL OF TEXAS, LLC, a Delaware limited liability company

By:	/s/ Paul B. Jones
Paul Jones, President

EPL PIPELINE, L.L.C., a Delaware limited liability company

By:	/s/ T. J. Thom
T. J. Thom, Vice President – Treasurer

NIGHTHAWK, L.L.C., a Louisiana limited liability company

By:	/s/ T. J. Thom
T. J. Thom, Vice President – Treasurer

EPL PIONEER HOUSTON, INC., a Texas corporation

By:	/s/ T. J. Thom
T. J. Thom, Vice President – Treasurer

Signature Page to Consent Agreement